Exhibit 23. 1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 19, 1999, in the Registration Statement (Form S-1 No. 333-______) and related Prospectus of Net2000 Communications, Inc. dated December 2.

                                                  /s/ Ernst & Young LLP

McLean, Virginia
December 2, 1999